UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2015

NetApp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

495 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 1999 Stock Option Plan

The board of directors (the “Board”) of NetApp, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment to the Company’s 1999 Stock Option Plan (the “1999 Plan”) to increase the share reserve by an additional 15,500,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting of Stockholders of the NetApp, Inc. held on September 11, 2015 (the “Annual Meeting”). The foregoing is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Employee Stock Purchase Plan

The Board previously approved, subject to stockholder approval, an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the share reserve by an additional 5,000,000 shares of common stock. The Company’s stockholders approved the amendment at the Annual Meeting. The foregoing is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company elected the following individuals to serve as members of the Board for the ensuing year or until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	236,680,540	1,488,735	320,343	30,845,619
Jeffry R. Allen	237,321,033	845,095	323,490	30,845,619
Tor R. Braham	237,514,063	647,928	327,627	30,845,619
Alan L. Earhart	236,707,109	1,457,287	325,222	30,845,619
Gerald Held	237,142,464	1,000,769	346,385	30,845,619
Kathryn M. Hill	237,221,742	942,104	325,772	30,845,619
George Kurian	237,503,079	656,908	329,631	30,845,619
George T. Shaheen	233,535,010	4,630,002	324,606	30,845,619
Robert T. Wall	234,729,167	3,395,477	364,974	30,845,619
Richard P. Wallace	237,192,138	980,420	317,060	30,845,619

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an amendment to the 1999 Plan to increase the share reserve by an additional 15,500,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
186,300,402	51,019,998	1,169,218	30,845,619

The proposal was approved.

2.	Proposal to approve an amendment to the Purchase Plan to increase the share reserve by an additional 5,000,000 shares of common stock.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
224,967,235	12,666,796	855,587	30,845,619

The proposal was approved.

3.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
227,656,994	10,463,833	368,791	30,845,619

The proposal was approved.

4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 29, 2016.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
263,389,294	5,520,718	425,225	0

The proposal was approved.

*	Broker nonvotes do not affect the outcome of the vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated July 27, 2015)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated July 27, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC. (Registrant)

Date: September 16, 2015	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	NetApp, Inc. 1999 Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement, dated July 27, 2015)

10.2	NetApp, Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s proxy statement, dated July 27, 2015)